EXHIBIT 10a


LOGO
SBC Communications Inc.















                                 SHORT TERM INCENTIVE PLAN
























                                Plan Effective:  January 1, 1984
                                Revisions Effective: November 21, 1997


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                                 SHORT TERM INCENTIVE PLAN


                                     TABLE OF CONTENTS



Section  Subject                                            Page

1.    Purpose...............................................1
2.    Definitions...........................................1-2
3.    Eligibility...........................................2
4.    Awards................................................2-4
5.    Adjustments ..........................................4
6.    Other Conditions .....................................5
7.    Designation of Beneficiaries..........................5
8.    Plan Administration...................................5&6
9.    Modification or Termination of Plan...................6

                            SHORT TERM INCENTIVE PLAN


1. Purpose. The purpose of the Short Term Incentive Plan (the "Plan") is to provide Eligible Employees with incentive compensation based upon the achievement of financial, service, and operating performance levels and management effectiveness.

2. Definitions. For purposes of this Plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise:

            Award Year. "Award Year" shall mean the calendar year for which performance is used to determine one's award under the Plan.

            Chairman. "Chairman" shall mean the Chairman of the Board of SBC Communications Inc.

            Committee. "Committee" shall mean the Human Resources Committee of the Board of SBC Communications Inc.

            Eligible Employee. "Eligible Employee" shall mean an Officer or a non-Officer employee of any SBC company who is designated by the Chairman as eligible to participate in the Plan.

            Officer. "Officer" shall mean an individual who is designated by the Chairman as eligible to participate in the Plan who is an elected officer of SBC or of any SBC subsidiary (direct or indirect).

            Retirement. "Retirement" shall mean the termination of an Eligible Employee's employment with SBC or any of its subsidiaries, for reasons other than death, on or after the earlier of the following dates: (1) the date the Eligible Employee is Retirement Eligible as such term is defined in the SBC Supplemental Retirement Income Plan ("SRIP"); or (2) the date the Eligible Employee has attained one of the following combinations of age and service at termination of employment on or after April 1, 1997, except as otherwise indicated below:

                  Net Credited Service                Age

                  10 years or more              65 or older
                  20 years or more              55 or older
                  25 years or more              50 or older
                  30 years or more              Any age

            With respect to an Eligible Employee who is granted an EMP Service Pension under and pursuant to the provisions of the SBC Pension Benefit Plan - Nonbargained Program ("SBCPBP") upon termination of Employment, the term "Retirement" shall include such Eligible Employee's termination of employment.

            SBC.  "SBC" shall mean SBC Communications Inc.

3.    Eligibility.      Each Eligible Employee who during an Award Year was
      -----------
      in active service is eligible for an award under the Plan (whether or not so employed or living at the date an award is made); provided that the employee had at least three months of active service (excluding any time the employee was absent on account of disability and receiving any sickness or accident disability benefits under any SBC disability benefit plan (("Disability Benefits") during the Award Year).
      Employees are not rendered ineligible by reason of being a member of the Board.

4. Awards. The Committee with respect to Officers, or the Chairman with respect to non-Officer Eligible Employees, shall approve a Target Award for each employee eligible for an award under the Plan for each Award Year that the Committee or the Chairman, as applicable, intends to make awards.

      The Target Award applicable to an employee otherwise eligible for an award under the Plan for an Award Year shall be prorated over the Award Year or the employee shall be ineligible for an award, as follows:

      (1) become eligible or ineligible   prorate according to time of active
          for an award under Plan or      service in each eligible position
          change from one eligible        to the nearest half month
          position to another after the
          beginning of the Award Year

      (2) inter-company transfers          prorate for each respective
                                           entities' performance according to
                                           time of active service at each
                                           entity to the nearest half month

      (3) receipt of Disability Benefits   prorate to the day based on service
          for more than three months in    while not receiving Disability
          an Award Year                    Benefits

      (4) receipt of Disability            no reduction is applicable Target
          Benefits for three months or     Award
          less in an Award Year

      (5) Retirement or resignation        prorate to date of Retirement or
                                           resignation

      (6) leave  of  absence               prorate to date leave commences and
                                           from date leave ceases unless
                                           otherwise provided by the Committee
                                           or the Chairman, as applicable

      (7) death during an Award Year       prorate to date of death

      (8) dismissal for cause during or    no award
          after an Award Year

      A percentage of the Target Award for each Award Year to be distributed to the award recipient will be determined by the Committee, or Chairman, for Officers and non-Officer Eligible Employees, respectively, based upon achievement of performance levels during such Award Year of criteria established by the Committee, or the Chairman, respectively.

      The criteria established by the Committee for Officers, or the Chairman with respect to non-Officer Eligible Employees, upon which the percentages of the Target Awards referred to above are determined shall give due regard, as the Committee, or the Chairman, as applicable, deems appropriate, to one or more of the following for the Award Year:

      (a) Financial performance of SBC, individual operating entities thereof and/or SBC and its consolidated subsidiaries.

      (b) Service performance of SBC and of individual operating entities; or other appropriate operating performance criteria for entities where service performance is not relevant.

      (c) Other criteria in lieu of or in addition to the above as determined by the Committee or the Chairman, as applicable.

      The Committee then with respect to Officers, or the Chairman with respect to non-Officer Eligible Employees, shall determine the payout of Awards in such amounts and to such of the Eligible Employees as each may determine in its sole discretion. Awards shall be paid in cash in the calendar year the awards are determined, except to the extent that an Eligible Employee has made an election to defer the receipt of such award pursuant to the SBC Salary and Incentive Award Deferral Plan or other SBC deferred compensation plan.

      The award to be distributed to an individual may be more or less in the Committee's or the Chairman's discretion, as applicable, including no award, than the percentage of the Target Award determined for such individual; for example, the Committee or the Chairman, as applicable, may approve an award greater than the Target Award, adjusted for performance, based on individual performance.

5.    Adjustments.

      (a) In order to assure the incentive features of the Plan and to avoid distortion in the operation of the Plan, the Committee or the Chairman, as applicable, may make adjustments in the criteria established for any Award Year, whether before or after the end of the Award Year, to the extent the Committee or the Chairman, as applicable, deems appropriate, to compensate for or reflect any extraordinary changes which may have occurred during the Award Year which significantly alter the basis upon which performance levels were determined. Such changes may include, without limitation, changes in accounting practices, tax laws, or other laws or regulations, or economic changes not in the ordinary course of business cycles.

      (b) In the event of any change in outstanding shares of SBC by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the Committee or the Chairman, as applicable, shall make such adjustments, if any, that the Committee or the Chairman, as applicable, deems appropriate in the performance levels established for any Award Year.

      (c) The Senior Vice President-Human Resources shall approve a new Target Award for any Officer or non-Officer Eligible Employee whose position is modified by changes in job responsibilities, reorganization, etc.; provided, however, that such authority may not be exercised for positions with a total compensation market rate exceeding $1.5 million (in such a case the new Target Award shall be approved by the Committee).


6.    Other Conditions.

      (a) No person shall have any claim to be granted an award under the Plan and there is no obligation for uniformity of treatment of Eligible Employees under the Plan. Awards under the Plan may not be assigned or alienated.

      (b) Neither the Plan nor any action taken hereunder shall be construed as giving to any employee the right to be retained in the employ of SBC or any subsidiary thereof.

      (c) SBC or subsidiary thereof, as applicable, shall have the right to deduct from any award to be paid under the Plan any federal, state or local taxes required by law to be withheld with respect to such payment.

      (d) Unless otherwise provided by the Committee, awards under the Plan shall be excluded in determining benefits under any pension, retirement, savings, disability, death, or other benefit plans of SBC except where required by law.

7.    Designation of Beneficiaries.  An Eligible Employee may designate
      ----------------------------
      pursuant to SBC's Rules for Employee Beneficiary Designations as may hereafter be amended from time-to-time ("Rules"), which Rules shall apply hereunder and are incorporated herein by this reference, a beneficiary or beneficiaries to receive in case of the employee's death all or part of the awards which may be made to the employee under the Plan. A designation of beneficiary may be replaced by a new designation or may be revoked by the employee at any time. A designation or revocation shall be on a form to be provided for the purpose and shall become effective only when filed with SBC during the employee's lifetime with written acknowledgement of receipt from SBC. In case of the employee's death, an award made under the Plan with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be paid to the designated beneficiary or beneficiaries. Any award made to an employee who is deceased and not subject to such a designation shall be distributed in accordance with the Rules.

8.    Plan Administration.

      (a) The Committee or the Chairman, as applicable, shall have full power to administer and interpret the Plan and to establish rules for its administration. Awards under the Plan shall be conclusively determined by the Committee or the Chairman, as applicable. Any determinations or actions required or permitted to be made by the Committee or the Chairman, as applicable, may be delegated by the Committee or the Chairman in its sole discretion. The Committee or the Chairman, as applicable, or any delegate thereof, in making any determinations under or referred to in the Plan shall be entitled to rely on opinions, reports or statements of officers or employees of SBC and/or of any subsidiary thereof and of counsel, public accountants and other professional or expert persons.

      (b) The Plan shall be governed by the laws of the State of Texas and applicable Federal law.

9. Modification or Termination of Plan. This Plan may be modified or terminated at any time in accordance with the provisions of SBC's Schedule of Authorizations. A modification may affect present and future Eligible Employees.

                            SHORT TERM INCENTIVE PLAN
                            ADMINISTRATIVE GUIDELINES


                                TABLE OF CONTENTS



Section           Subject                             Page

1.    Purpose...............................................  1
2     Award Process.........................................  1
3.    Performance Criteria..................................1&2
4.    Funding...............................................1&2
5.    Distribution of Awards................................  2
6.    Changes/Exceptions....................................  3











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                                      4

                            SHORT TERM INCENTIVE PLAN
                            ADMINISTRATIVE GUIDELINES


1. Purpose. The purpose of these Guidelines is to outline the procedures to be followed in administering SBC's Short Term Incentive Plan (the "Plan").


2. Award Process. The Committee shall approve a Target Award for each eligible Officer. The Chairman shall approve a Target Award for each
      non-Officer   Eligible   Employee.   These  Target  Awards  are  based  on
      market-based rates established for each Eligible Employee and shall generally be established in January of the Award Year.

      Annual financial and/or other performance objectives for Officers for an Award Year shall be approved by the Committee each year, generally in January of the Award Year. Objectives for non-Officer Eligible Employees shall be approved by the Chairman. Annual financial and/or other performance results (upon which the payment of Awards for Officers shall be based), maximum funding levels, and payout recommendations requiring Committee approval, will be submitted to and approved by the Committee after the Award Year is completed. Results for non-Officer Eligible Employees shall be approved by the Chairman.

      An individual's Target Award will be prorated over the Award Year, if applicable, according to Section 3(b) of the Plan.

      Target Awards will be adjusted for distribution based upon achievement during the Award Year, of the financial and/or other performance criteria established by the Committee or the Chairman, as applicable. Discretionary awards may also be granted as described in Section 5, to be paid out of funds from the Discretionary Pools.

3. Performance Criteria. The performance criteria established by the Committee or the Chairman, as applicable, may be one or more of the following:

          Financial Performance Criteria

         Achievement of Value Added objectives or other financial objectives (e.g., gross contributions, revenues, etc.) will be used as financial performance criteria for all entities.

         Value Added shall be a measure of earnings above a return required by investors (i.e., generally, net operating contribution less a capital charge).

         Value Added performance is determined after adjustment in accordance with the following:

            In order to assure the incentive features of the Plan and to avoid distortion in the operation of the Plan, the Committee or the Chairman, as applicable, shall make adjustments in the criteria established for any Award Year, whether before or after the end of the Award Year to compensate for or reflect any extraordinary changes which may have occurred during the Award Year which alter the basis upon which performance levels were determined. Such changes include the following: accounting changes, extraordinary items, income from discontinued operations, and the impact of material events that have been publicly disclosed.

          Other Performance Criteria

         Other performance criteria may include, but are not limited to, Value Drivers, i.e., quantifiable operational and other indicators, such as revenue growth, customer or subscriber growth, operating margin, etc., that are tied to the strategy of the operating entity and are key barometers of value creation.

4. Funding. Each year, a maximum funding level of 1.0 percent of reported SBC net income (before any extraordinary loss and/or cumulative effect of changes in accounting principles) minus amounts paid as Key Executive Officer Short Term Award(s) pursuant to the 1996 Stock and Incentive Plan shall be available to payment or awards under the Plan with respect to the preceding Award Year.

5. Distribution of Awards. Awards for the preceding Award Year will generally be distributed after completion of the Award Year in accordance with the following paragraphs. Distribution of all awards is subject to approval by the Committee or the Chairman, as applicable, generally obtained in January following the completion of an Award Year.

      Formula-Driven Awards -

      The Committee, or the Chairman, as applicable, shall establish financial and/or other performance objectives for SBC and such other entities as deemed appropriate by the Committee or the Chairman, as applicable.

      Up to 100% of the Target Award for the preceding Award Year is paid to Officers and to non-Officer Eligible Employees in each entity based on the achievement of applicable financial and/or other performance results of their entity. An example of a Payout Table for formula-driven awards is included as Attachment l. For national or international subsidiaries with small Value Added commitments, the Committee for Officers and the Chairman for non-Officer Eligible Employees may establish Value Driver objectives/percentages to be substituted for Value Added commitments.

      Discretionary Pools -

      After determination of formula-driven awards, the Committee for Officers and the Chairman for non-Officer Eligible Employees may establish Discretionary Pools to reward individuals and/or entities for exceptional performance. Maximum funding available for Discretionary Pools is the maximum funding level described in Section 4 less the formula-driven amounts distributed.


      The Committee or the Chairman, as applicable, will determine funding for each pool and provide guidelines for distribution of awards. The following are examples of factors that may be considered:

          Value Added results above objective
          Value Driver results
          Outstanding customer service results
          Advancement of workforce diversity
          Outstanding individual contribution

      The Chairman will recommend to the Committee the discretionary awards for officers reporting directly to the Chairman.

6. Changes/Exceptions. Changes in these Guidelines and exceptions to their provisions may be authorized by the Committee.

                                                                       Exhibit 1


=============------------------==============---------------==============

             Value Added                     Target Award
             Target                          Payout
             $*                              %
             ------------------              ---------------
             $XXX or above                   100%
             $XXX                            98%
             $XXX                            96%
             $XXX                            93%
             $XXX                            90%
             $XXX                            87%
             $XXX                            84%
             $XXX                            81%
             $XXX                            78%
             $XXX                            75%
             $XXX                            70%
             $XXX                            65%
             $XXX                            60%
             $XXX                            55%
             $XXX                            50%
             Below $XXX                      0%
             *(expressed in
             millions $)

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